Exhibit 10.2

TERMINATION AGREEMENT

This Termination Agreement (this “Agreement”) is made and entered into as of this 28th day of April, 2011 by and between The W Group, Inc., a Delaware corporation (“The W Group”), and Thomas J. Somodi (“Holder”).

RECITALS

WHEREAS, Holder is the owner of 144,444.44 shares (the “Exchanged Shares”) of common stock of The W Group, par value $0.0001 per share (“The W Group Common Stock”).

WHEREAS, The W Group and Holder entered into (1) that certain Employment Agreement, dated as of April 16, 2005 (as amended by that certain Amendment to Employment Agreement, dated as of January 1, 2008, between The W Group and Holder, and as the same may have otherwise been amended, supplemented, restated or modified prior to the date hereof, the “Initial Employment Agreement”), and (2) that certain Subscription Agreement, dated as of April 16, 2005 (as amended by that certain Amendment to Subscription Agreement, dated as of January 1, 2008, between The W Group and Holder, and as the same may have otherwise been amended, supplemented, restated or modified prior to the date hereof, the “Subscription Agreement”).

WHEREAS, Format, Inc. a Nevada corporation that is to be renamed Power Solutions International, Inc. (the “Company”), and The W Group have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among the Company, The W Group and the Company’s wholly-owned subsidiary, PSI Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which (subject to the terms and conditions contained therein) Merger Sub shall merge with and into The W Group, and The W Group shall continue as the surviving corporation as a wholly-owned subsidiary of the Company (the “Merger”).

WHEREAS, pursuant to the Merger Agreement (subject to the terms and conditions contained therein), upon the closing of the Merger, the Company shall issue shares of common stock of the Company, par value $0.001 per share (“Company Common Stock”), and shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share (“Company Preferred Stock”), to the stockholders of The W Group in exchange for all of the outstanding shares of The W Group Common Stock held by such stockholders at the closing of the Merger

WHEREAS, pursuant to the Merger Agreement (subject to the terms and conditions contained therein), upon the closing of the Merger, Holder is individually entitled to receive shares of Company Common stock and shares of Company Preferred Stock (collectively, the “Holder Merger Consideration”) in exchange for the Exchanged Shares.

WHEREAS, Holder and Gary Winemaster (“Buyer”) have entered into a Purchase and Sale Agreement, dated as of the date hereof, pursuant to which (subject to the terms and conditions set forth therein), Holder shall sell to Buyer, and Buyer shall purchase from Holder, all of the Holder Merger Consideration.

WHEREAS, contemporaneously with the Closing, the Company and Holder will execute and deliver an employment agreement, substantially in the form attached as Exhibit A (the “New Employment Agreement”), which will set forth the terms and conditions of Holder’s employment with the Company.

WHEREAS, contemporaneously with the Closing, the Company and Holder will execute and deliver a registration rights agreement, substantially in the form attached as Exhibit B (the “Registration Rights Agreement”), which will provide the Holder, Buyer and certain other stockholders of the Company with “piggyback” registration rights with respect to shares of Company Common Stock.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Exchange

Section 1.1 Termination of Initial Employment Agreement and Subscription Agreement.

(a) Termination and Limited Release

(i) Termination. Upon the terms and subject to the satisfaction or waiver of the conditions set forth in this Agreement, at the Closing and without any further action by The W Group or Holder, each of the Initial Employment Agreement (the term of which expired prior to the date hereof) and the Subscription Agreement, including all of the respective rights and obligations of The W Group and Holder thereunder (including all such rights and obligations that would otherwise survive a termination thereof), shall terminate and be of no further force or effect. The parties hereto hereby acknowledge and agree that, for the avoidance of doubt, the respective rights and obligations of The W Group and Holder under the Initial Employment Agreement and the Subscription Agreement shall survive and continue in full force and effect until the Closing (including, for the avoidance of doubt, the execution and delivery by the Company and Holder, and the effectiveness, of the New Employment Agreement).

(ii) Limitation on Rights under the Subscription Agreement. Neither The W Group nor Holder shall exercise any of its rights under Sections 9, 10 or 12 of the Subscription Agreement prior to the earlier of (A) the Closing (whereupon the Subscription Agreement will terminate), or (B) the termination of this Agreement pursuant to Section 4.13 hereof.

(iii) The W Group Limited Release. The W Group hereby agrees, on behalf of itself and each of its subsidiaries, successors and assigns, that, effective as of the

Closing, The W Group releases Holder from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before such date, which The W Group or any of its affiliates, subsidiaries, successors or assigns ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon or arise under the Initial Employment Agreement or the Subscription Agreement.

(iv) Holder Limited Release. Holder hereby agrees that, effective as of the Closing, Holder releases The W Group, the Company and any of their respective affiliates and subsidiaries and their respective officers, directors, partners, members, managers, employees, stockholders, agents and representatives, as well as their respective successors and assigns, from any and all claims, obligations, rights, causes of action and liabilities, of whatever kind or nature, whether known or unknown, whether foreseen or unforeseen, arising on or before such date, which Holder ever had, now has or hereafter can, shall or may have for, upon or by reason of any matter, cause or thing whatsoever, which are based upon or arise under the Initial Employment Agreement or the Subscription Agreement.

Section 1.2 Closing. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Closing”) shall take place at the time and date that the closing of the Merger is effected (the “Closing Date”) and shall be subject to, and conditioned upon, the closing of the Merger. The Closing shall take place at the offices of Katten Muchin Rosenman LLP, 525 West Monroe St., Chicago, Illinois 60661, or at such other place as the parties hereto may agree in writing. At the Closing, Holder shall deliver or cause to be delivered to the Company the New Employment Agreement, the Registration Rights Agreement and each of the other Transaction Documents, each duly executed by Holder.

ARTICLE II

Representations, Warranties and Covenants of Holder

Holder does hereby make the following representations and warranties, the truth and correctness of each of which, as of the date hereof and as of the Closing Date, is a condition to the obligations of The W Group to consummate the transactions contemplated hereby.

Section 2.1 Existence and Power.

(a) Holder has the power and capacity to execute and deliver this Agreement, the New Employment Agreement, the Purchase and Sale Agreement, the Registration Rights Agreement and each of the other agreements entered into by and between the Company and Holder in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”), to perform his obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby.

(b) The execution by Holder of this Agreement and each of the other Transaction Documents and the consummation by Holder of the transactions contemplated hereby and thereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or self-regulatory authority or court, or body or arbitrator having jurisdiction over Holder; and (ii) do not and will not (A) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Holder is a party, or (B) result in a violation of any Requirement of Law applicable to Holder, except, in all of the above, where the failure to make such filings or obtain such consents, approvals, authorizations, orders, registrations or qualifications would not, and where such defaults, terminations, amendments, accelerations, cancellations, or violations would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (X) on the transactions contemplated by this Agreement or the other Transaction Documents or (Y) on the authority or ability of Holder to enter into and perform his obligations under this Agreement and the other Transaction Documents. For purposes hereof, “Requirement of Law” means any judgment, order (whether temporary, preliminary or permanent), writ, injunction, decree, statute, rule, regulation, notice, law or ordinance and shall also include any rules, regulations and interpretations of any applicable self-regulatory organizations.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by Holder and constitutes a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity. As of the Closing Date, each of the other Transaction Documents to which Holder is a party will have been duly executed and delivered by Holder and will constitute a legal, valid and binding obligation of Holder, enforceable against Holder in accordance with its terms, except as such enforcement may be subject to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (y) general principles of equity.

Section 2.3 Title to Exchanged Shares. Holder is the sole beneficial owner of, has sole investment power over (including the sole power to dispose of), and has good and valid title to, the Exchanged Shares, subject to the liens thereon of The W Group’s lenders being released on the Closing Date. Except pursuant to the Merger Agreement, the Purchase Sale Agreement and the Voting Agreement with the Company being executed by Holder in connection with the transactions contemplated by the Merger Agreement, Holder has not, and will not have, at any time, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of any of the Exchanged Shares or the Holder Merger Consideration, or any of Holder’s rights in any of the Exchanged Shares or the Holder Merger Consideration, or (ii) given any Person any transfer order, power of attorney or other authority of any nature whatsoever with respect to any of the Exchanged Shares or the Holder Merger Consideration. For purposes hereof, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

Section 2.4 Legal Proceedings. There is no suit, action, proceeding (including any compliance, enforcement or disciplinary proceeding), arbitration, formal or informal inquiry, audit, inspection, investigation or formal order of investigation of complaint, to which Holder is a party pending or, to the knowledge of Holder, threatened or contemplated, before any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body that challenges the validity or propriety of any of the transactions contemplated hereby.

ARTICLE III

Representations, Warranties and Covenants of The W Group

The W Group does hereby make the following representations and warranties, the truth and correctness of each of which, as of the date hereof and as of the Closing Date, is a condition to the obligations of Holder to consummate the transactions contemplated hereby.

Section 3.1 Existence and Power.

(a) The W Group is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the power, authority and capacity to own its properties, to carry on its business as currently conducted and proposed to be conducted, to execute and deliver this Agreement and each of the other agreements entered into by The W Group in connection with the transactions contemplated by this Agreement, to perform The W Group’s obligations hereunder, and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance of this Agreement and the consummation by The W Group of the transactions contemplated hereby, (i) do not require the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or self-regulatory authority or court, or body or arbitrator having jurisdiction over The W Group; (ii) do not and will not (A) conflict with or violate any provision of the Certificate of Incorporation of The W Group (the “Certificate of Incorporation”) or the Bylaws of The W Group (the “The W Group Bylaws”), (B) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which The W Group or any of its subsidiaries is a party, or (C) result in a violation of any Requirement of Law applicable to The W Group or any of its subsidiaries; except, in the case of clauses (i), (ii)(B) and (ii)(C) above, where the failure to make such filings or obtain such consents, approvals, authorizations, orders, registrations or qualifications would not, and where such defaults, terminations, amendments, accelerations, cancellations, or violations would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (I) on the business, condition (financial or otherwise), properties or results of operations of The W Group and its subsidiaries, considered as one enterprise, (II) on the transactions contemplated by this Agreement or (III) on the authority or ability of The W Group to enter into and perform its obligations under this Agreement.

Section 3.2 Valid and Enforceable Agreement; Authorization. The execution, delivery and performance of this Agreement by The W Group and the consummation by The W Group of the transactions contemplated by this Agreement have been duly authorized by the board of directors of The W Group, and no further consent, authorization or approval is required therefor by The W Group or its board of directors or The W Group’s stockholders under the Certificate of Incorporation, The W Group Bylaws or applicable law. This Agreement has been duly executed and delivered by The W Group and constitutes a legal, valid and binding obligation of The W Group, enforceable against The W Group in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity.

Section 3.3 Legal Proceedings. There is no suit, action, proceeding (including any compliance, enforcement or disciplinary proceeding), arbitration, formal or informal inquiry, audit, inspection, investigation or formal order of investigation of complaint, to which The W Group or any of its subsidiaries or the Company is a party pending or, to the knowledge of The W Group, threatened or contemplated, before any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body that challenges the validity or propriety of any of the transactions contemplated hereby.

ARTICLE IV

Miscellaneous Provisions

Section 4.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one business day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications for each of the Company, The W Group and Holder shall be as set forth on Schedule I hereof.

Section 4.2 Entire Agreement. This Agreement, the New Employment Agreement and the other documents and agreements executed in connection with the transactions contemplated hereby embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including any term sheets, emails or draft documents.

Section 4.3 Assignment; Binding Agreement. No party hereto shall have the right to assign any or all of its respective rights or obligations under this Agreement without the written consent of each of the other parties hereto. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

Section 4.4 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or other electronic transmission shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 4.6 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.7 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any Person not a party hereto, or any such Person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.8 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by each of the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party hereto claimed to have given such waiver or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any noncompliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such noncompliance or breach.

Section 4.9 Construction; Interpretation; Certain Terms. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Section, schedule, exhibit, recital and party references are to this Agreement unless otherwise stated. The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular section or provision of this Agreement, and reference to a particular section of this Agreement shall include all subsections thereof. The term “including” as used in this Agreement shall mean including, without limitation, and shall not be deemed to indicate an exhaustive enumeration of the items at issue. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. No party hereto, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement.

Section 4.10 No Broker. Each party hereto represents and warrants that it has not engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the transactions contemplated by this Agreement other than such fees and expenses for which it shall be solely responsible.

Section 4.11 Further Assurances. Each of The W Group and Holder hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either party may reasonably request in connection with the transactions contemplated by this Agreement.

Section 4.12 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 4.13 Termination. This Agreement shall terminate automatically upon the termination of the Merger Agreement and shall be terminable by any party hereto after May 31, 2011, but prior to the Closing, if the Merger has not been consummated on or prior to such date, except that the right to terminate under this Section 4.13 will not be available to any party hereto whose breach of any of the provisions of, or failure to fulfill any of its obligations under, this Agreement has been a principal cause of, or resulted in, the failure to consummate the Merger by such date.

*  *  *  *  *  *

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

THE W GROUP:

THE W GROUP, INC.

By:	/s/ Gary S. Winemaster
Name:	Gary S. Winemaster
Title:	President

HOLDER:

/s/ Thomas J. Somodi
Thomas J. Somodi

[Signature Page to Termination Agreement]

Schedule I

Notice Information

The Company:

Power Solutions International, Inc.

c/o The W Group

655 Wheat Lane

Wood Dale, IL 60191

Fax: (630) 350-0103

with a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661-3693

Attn: Mark D. Wood, Esq.

Fax: (312) 577-8858

Group:

The W Group, Inc.

655 Wheat Lane

Wood Dale, IL 60191

Fax: (630) 350-0103

with a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661-3693

Attn: Mark D. Wood, Esq.

Fax: (312) 577-8858

Holder:

Thomas J. Somodi

c/o The W Group

655 Wheat Lane

Wood Dale, IL 60191

Fax: (630) 350-0103

with a copy to:

Freeborn & Peters LLP

311 South Wacker Drive

Suite 3000

Chicago, IL 60606

Attn: Todd R. Southwell, Esq.

Fax: 312-360-6994

Exhibit A

Form of New Employment Agreement

[Copy of New Employment Agreement attached as Exhibit 10.3 to this Form 8-K]

Exhibit B

Form of Registration Rights Agreement

[Copy of Registration Rights Agreement attached as Exhibit 10.10 to this Form 8-K]

PURCHASE AND SALE AGREEMENT

This Purchase and Sale Agreement (this “Agreement”) is made and entered into as of this 28th day of April, 2011, by and between Thomas J. Somodi (“Seller”) and Gary S. Winemaster (“Buyer”) and shall be effective on the Closing Date (as defined in the Merger Agreement (as defined below))(the “Effective Date”).

RECITALS

WHEREAS, Seller is the owner of 144,444.44 shares (the “Exchanged Shares”) of common stock, par value $0.0001 per share (“The W Group Common Stock”), of The W Group, Inc., a Delaware corporation (“The W Group”).

WHEREAS, The W Group and Seller entered into (1) that certain Employment Agreement, dated as of April 16, 2005 (as amended by that certain Amendment to Employment Agreement, dated as of January 1, 2008, between The W Group and Seller, and as the same may have otherwise been amended, supplemented, restated or modified prior to the date hereof, the “Initial Employment Agreement”), and (2) that certain Subscription Agreement, dated as of April 16, 2005 (as amended by that certain Amendment to Subscription Agreement, dated as of January 1, 2008, between The W Group and Seller, and as the same may have otherwise been amended, supplemented, restated or modified prior to the date hereof, the “Subscription Agreement”).

WHEREAS, Format, Inc., a Nevada corporation to be renamed Power Solutions International, Inc. (the “Company”), and The W Group have entered into that certain Agreement and Plan of Merger, dated as of the date hereof (the “Merger Agreement”), by and among the Company, The W Group and the Company’s wholly-owned subsidiary, PSI Merger Sub, Inc., a Delaware corporation (“Merger Sub”), pursuant to which (subject to the terms and conditions contained therein) Merger Sub shall merge with and into The W Group, and The W Group shall continue as the surviving corporation as a wholly-owned subsidiary of the Company (the “Merger”).

WHEREAS, pursuant to the Merger Agreement (subject to the terms and conditions contained therein), upon the closing of the Merger, the Company shall issue shares of common stock of the Company, par value $0.001 per share (such stock and any securities into which such stock may be reclassified after the Effective Date, the “Company Common Stock”), and shares of Series A Convertible Preferred Stock of the Company, par value $0.001 per share (such stock and any securities into which such stock may be reclassified after the Effective Date, the “Company Preferred Stock”), to the stockholders of The W Group in exchange for all of the outstanding shares of The W Group Common Stock held by such stockholders at the closing of the Merger.

WHEREAS, pursuant to the Merger Agreement (subject to the terms and conditions contained therein), upon the closing of the Merger, Seller is individually entitled to receive 1,000,000 shares of Company Common Stock (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split (as defined in the Merger Agreement)) and similar events after the Effective Date) (the “Seller Common Shares”) and

9,596.09002 shares of Company Preferred Stock (subject to proportionate adjustment for stock splits, stock dividends, stock combinations and similar events after the Effective Date) (the “Seller Preferred Shares” and, together with the Seller Common Shares, the “Seller Shares”) in exchange for the Exchanged Shares.

WHEREAS, on the Effective Date, the Company and Seller will execute and deliver an Employment Agreement, which shall set forth the terms and conditions of Seller’s employment with the Company.

WHEREAS, The W Group and Seller have entered into a Termination Agreement, dated as of the date hereof (the “Termination Agreement”), pursuant to which (subject to the terms and conditions contained therein), on the Effective Date, the Initial Employment Agreement and the Subscription Agreement shall terminate and be of no further force or effect.

WHEREAS, Buyer desires to purchase from Seller, and Seller desires to sell to Buyer, all of the Seller Shares, upon the terms and conditions set forth in this Agreement.

WHEREAS, capitalized terms used but not defined elsewhere in this Agreement shall have the meanings assigned to them in Section 4.10 hereof.

NOW, THEREFORE, in consideration of the premises and the agreements set forth below, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

ARTICLE I

Purchase and Sale

Section 1.1 Purchase and Sale of the Seller Shares. Effective as of the Effective Date, Seller and Buyer hereby agree that, on the Sale Closing Date (as defined in Section 1.2), Seller shall sell and convey to Buyer, and Buyer shall purchase and acquire from Seller, all of the Seller Shares (including all of Seller’s right, title and interest therein and thereto), free and clear of all Encumbrances (other than any Encumbrance created by Buyer and as expressly provided in Section 1.2), in exchange for the consideration set forth in Section 1.3.

Section 1.2 Closing. Subject to the terms and conditions hereof, the closing of the transactions contemplated by this Agreement (the “Sale Closing”) shall take place at a time and date selected by Buyer by notice to Seller; provided that such date shall be within 90 days after the Effective Date (the date so selected by Buyer, the “Sale Closing Date”). The Closing shall take place at the offices of Katten Muchin Rosenman LLP, 525 West Monroe St., Chicago, Illinois 60661, or at such other place as the parties hereto may agree in writing. At the Sale Closing, (a) Seller shall deliver and convey to Buyer all of the Seller Shares (including all of Seller’s right, title and interest therein and thereto), together with such other documents or instruments of conveyance or transfer as may be necessary or desirable to transfer to and confirm in Buyer all right, title and interest in and to the Seller Shares, free and clear of all Encumbrances (other than any Encumbrance created by Buyer and as expressly provided in this Section 1.2); provided, however, that 410,000 of the Seller Common Shares (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date) and 3,934.39691 of the Seller Preferred Shares (subject to proportionate adjustment for stock splits, stock dividends, stock combinations and similar events after the Effective Date) shall be deposited with the Escrow Agent (as defined below) pursuant to the Escrow Agreement (as defined below), for release only in accordance therewith (the Seller Common Shares and Seller Preferred Shares deposited with the Escrow Agent pursuant to the Escrow Agreement, collectively, the “Escrowed Shares”), (b) Buyer shall pay the Initial Payment Amount (as defined in Section 1.3(a)) to Seller, by wire transfer in immediately available funds, and (c) Seller and Buyer shall enter into an escrow agreement with an escrow agent selected by Buyer and reasonably acceptable to Seller (the “Escrow Agent”), which escrow agreement shall provide that (i) the Seller Shares deposited with the Escrow Agent pursuant thereto shall be immediately released and delivered to Buyer upon the payment by Buyer to Seller of the Additional Payment Amount (as defined in Section 1.3(b)), (ii) the Seller Shares deposited with the Escrow Agent pursuant thereto shall, at the election of Seller following an Additional Payment Default (as defined in Section 1.3), be forfeited back to Seller (any such election, a “Default Election”) and (iii) Buyer shall be entitled to receive dividends on, and exercise voting rights with respect to, all of the Escrowed Shares while they are on deposit with the Escrow Agent, and which escrow agreement shall otherwise be on terms mutually acceptable to Seller and Buyer (the “Escrow Agreement”). Notwithstanding the foregoing, at the election of Buyer, Seller and Buyer shall enter into a pledge and security agreement, rather than an escrow agreement, whereby Buyer shall pledge the Escrowed Shares (which shall not be encumbered in any way) to Seller to secure Buyer’s obligation to pay the Additional Payment Amount to Seller and Seller will take a first priority lien on such Escrowed Shares, which pledge and security agreement shall be on terms mutually acceptable to Seller and Buyer (and in such case, for purposes hereof, the term “Escrow Agreement” shall mean such pledge and security agreement).

Section 1.3 Consideration for the Purchase of the Seller Share.

(a) Initial Payment. On the Sale Closing Date, upon delivery by Seller of the Seller Shares to Buyer (but subject to the deposit of the Escrowed Shares with the Escrow Agent pursuant to the Escrow Agreement) as set forth in Section 1.2), Buyer shall pay to Seller $2,500,000 in cash (the “Initial Payment Amount”), by wire transfer of immediately available funds.

(b) Additional Payment. After (but not before) the date (the “Additional Payment Trigger Date”) that is the earlier of (i) the date of the commencement of employment of a new Chief Financial Officer of the Company (replacing Seller in such position) and (ii) the second anniversary of the Effective Date, but in no event later than the date (the “Additional Payment Deadline”) that is the later of (X) the date that is 60 days after the Additional Payment Trigger Date and (Y) the date that is eight months after the Effective Date, Buyer shall pay to Seller $1,750,000 in cash (the “Additional Payment Amount”), by wire transfer of immediately available funds (provided, however, that if the Additional Payment Date occurs in 2011, Buyer shall use commercially reasonable efforts to make such payment by the last Business Day of 2011). The failure of Buyer to pay to Seller the Additional Payment Amount by the date that is 60 days after the Additional Payment Deadline shall constitute an “Additional Payment Default.” The obligation of Buyer to pay the Additional Payment Amount to Seller shall terminate and be of no further force or effect upon a Default Election made by Seller following an Additional Payment Default.

(c) Tranche I Shares. Within 90 days following the last day of the Tranche I Vesting Period, Buyer shall deliver and convey to Seller 3,933,333 shares1/ of Company Common Stock (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date) (the “Tranche I Shares”), free and clear of all Encumbrances (other than any Encumbrance created by Seller). For purposes hereof, “Tranche I Vesting Period” means the first period of ten (10) consecutive Trading Days commencing after the Commencement Date and ending prior to the Expiration Date on each of at least seven (7) of which the Common Stock Market Value is equal to or greater than $0.63562/ (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date). In the event that, prior to the occurrence of a Tranche I Vesting Period, the Company is consummating a merger or consolidation with or into another entity in which the Company is not the surviving entity (a “Sale Transaction”) and in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is equal to or greater than $0.6356 (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date), as determined in good faith by the Company’s board of directors (the “Board”), Buyer shall deliver the Tranche I Shares to Seller prior to such consummation as if the Tranche I Vesting Period had occurred immediately prior thereto. In the event that, prior to the occurrence of a Tranche I Vesting Period, the Company shall consummate a Sale Transaction in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is less than $0.6356, as determined in good faith by the Board, then, immediately upon consummation of such Sale Transaction, any right of Seller to receive from Buyer, and any obligation of Buyer to deliver to Seller, the Tranche I Shares shall terminate and be of no further force or effect.

(d) Tranche II Shares. Within 90 days following the last day of the Tranche II Vesting Period, Buyer shall deliver and convey to Seller 4,720,000 shares3/ of Company Common Stock (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date) (the “Tranche II Shares”), free and clear of all Encumbrances (other than any Encumbrance created by Seller). For purposes hereof, “Tranche II Vesting Period” means the first period of ten (10) consecutive Trading Days commencing after the Commencement Date and ending prior to the Expiration Date on each of at least seven (7) of which the Common Stock Market Value is equal to or greater than $0.79454/ (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date). In the event that, prior to the occurrence of a Tranche II Vesting Period, the Company is consummating a Sale Transaction in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is equal to or greater than $0.7945 (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date), as determined in good faith by the Board, Buyer shall deliver the Tranche II Shares to Seller prior to such consummation as if the Tranche II Vesting Period had occurred immediately prior

1/	122,917 shares giving effect to the Reverse Split as if it occurred on the Effective Date.
2/	$20.3392 giving effect to the Reverse Split as if it occurred on the Effective Date.
3/	147,500 shares giving effect to the Reverse Split as if it occurred on the Effective Date.
4/	$25.424 giving effect to the Reverse Split as if it occurred on the Effective Date.

thereto. In the event that, prior to the occurrence of a Tranche II Vesting Period, the Company shall consummate a Sale Transaction in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is less than $0.7945, as determined in good faith by the Board, then, immediately upon consummation of such Sale Transaction, any right of Seller to receive from Buyer, and any obligation of Buyer to delver to Seller, the Tranche II Shares shall terminate and be of no further force or effect.

(e) Tranche III Shares. Within 90 days following the last day of the Tranche III Vesting Period, Buyer shall deliver and convey to Seller 3,146,656 shares5/ of Company Common Stock (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date) (the “Tranche III Shares” and, collectively with the Tranche I Shares and the Tranche II Shares, the “Tranche Shares”), free and clear of all Encumbrances (other than any Encumbrance created by Seller). For purposes hereof, “Tranche III Vesting Period” means the first period of ten (10) consecutive Trading Days commencing after the Commencement Date and ending prior to the Expiration Date on each of at least seven (7) of which the Common Stock Market Value is equal to or greater than $0.95346/ (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date). In the event that, prior to the occurrence of a Tranche III Vesting Period, the Company is consummating a Sale Transaction in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is equal to or greater than $0.9534 (subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date), as determined in good faith by the Board, Buyer shall deliver the Tranche III Shares to Seller prior to such consummation as if the Tranche III Vesting Period had occurred immediately prior thereto. In the event that, prior to the occurrence of a Tranche III Vesting Period, the Company shall consummate a Sale Transaction in which the value of the consideration to be received for each outstanding share of Company Common Stock by the holders thereof is less than $0.9534, as determined in good faith by the Board, then, immediately upon consummation of such Sale Transaction, any right of Seller or any other person or entity to receive from Buyer, and any obligation of Buyer to deliver to Seller, the Tranche III Shares shall terminate and be of no further force or effect.

(f) Cash Payment Election. Notwithstanding the foregoing, in lieu of delivering shares of Company Common Stock as may required by Section 1.3(c), (d) or (e), and in full satisfaction of Buyer’s obligation (if any) to make such delivery, Buyer may elect to pay to Seller an amount of cash, by wire of transfer of immediately available funds by the delivery deadline set forth in such Section, an amount in cash equal to the product of the applicable threshold Common Stock Market Value (i.e., $0.6356 in the case of Section 1.3(c), $0.7945 in the case of Section 1.3(d) and $0.9534 in the case of Section 1.3(e), in each case subject to proportionate adjustment for stock splits, stock dividends, stock combinations (including the Reverse Split) and similar events after the Effective Date), multiplied by the number of shares of Company Common Stock that Buyer would otherwise be required to deliver pursuant to such Section. Upon any such payment, any obligation of Buyer to deliver shares pursuant to Section 1.3(b), (c) or (d), as applicable, shall terminate and be of no further force or effect.

5/	98,333 shares giving effect to the Reverse Split as if it occurred on the Effective Date.
6/	$30.5088 giving effect to the Reverse Split as if it occurred on the Effective Date.

ARTICLE II

Representations, Warranties and Covenants of Seller

Seller does hereby make the following representations and warranties, as of the date hereof, as of the Effective Date and as of the Sale Closing Date:

Section 2.1 Power and Authority.

(a) Seller has the power and capacity to execute and deliver this Agreement, the Escrow Agreement and each of the other agreements entered into by and between Seller and Buyer in connection with the transactions contemplated hereby (collectively, the “Transaction Documents”), to perform his obligations hereunder and thereunder, and to consummate the transactions contemplated hereby and thereby (collectively, the “Transactions”).

(b) The execution by Seller of this Agreement and each of the other Transaction Documents and the consummation by Seller of the transactions contemplated hereby and thereby (i) do not require the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or self-regulatory authority or court, or body or arbitrator having jurisdiction over Seller; and (ii) do not and will not (A) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Seller is a party, or (B) result in a violation of any Requirement of Law applicable to Seller, except in all of the above, where the failure to make such filings or obtain such consents, approvals, authorizations, orders, resignations or qualifications would not, and where such defaults, terminations, amendments, accelerations, cancellations, or violations would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (X) on the Transactions or (Y) on the authority or ability of Seller to enter into and perform his obligations under this Agreement and the other Transaction Documents. For purposes hereof, “Requirement of Law” means any judgment, order (whether temporary, preliminary or permanent), writ, injunction, decree, statute, rule, regulation, notice, law or ordinance and shall also include any rules, regulations and interpretations of any applicable self-regulatory organizations.

Section 2.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by Seller and constitutes a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity. As of the Sale Closing Date, each of the other Transaction Documents to which Seller is a party will have been duly executed and delivered by Seller and will constitute a legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except as such enforcement may be subject to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (y) general principles of equity.

Section 2.3 Title to Exchanged Shares and Seller Shares. Seller is the sole beneficial owner of, has the sole investment power over (including the sole power to dispose of), and has good and valid title to, the Exchanged Shares, subject to the liens thereon of The W Group’s lenders being released on the Effective Date, and at all times on and after the Effective Date through (and including) the Sale Closing Date will be the sole beneficial owner of, have the sole investment power over (including the sole power to dispose of), and have good and valid title to, all of the Seller Shares. At the Sale Closing, Seller shall transfer good and valid title to the Seller Shares to Buyer, free and clear of all Encumbrances (other than any Encumbrance created by Buyer and as expressly provided in Section 1.2). Except pursuant to this Agreement and the Voting Agreement being entered into between Seller and the Company as of the Effective Date, Seller has not, and will not have, at any time, in whole or in part, (i) assigned, transferred, hypothecated, pledged or otherwise disposed of any of the Exchanged Shares or the Seller Shares, or any of Seller’s rights in any of the Exchanged Shares or the Seller Shares, or (ii) given any Person any transfer order, power of attorney or other authority of any nature whatsoever with respect to any of the Exchanged Shares or the Seller Shares.

Section 2.4 Legal Proceedings. There is no suit, action, proceeding (including any compliance, enforcement or disciplinary proceeding), arbitration, formal or informal inquiry, audit, inspection, investigation or formal order of investigation of complaint, to which Seller is a party pending or, to the knowledge of Seller, threatened or contemplated, before any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body that challenges the validity or propriety of any of the Transactions.

Section 2.5 Securities Laws.

(a) Seller is an “Accredited Investor” as defined in Rule 501(a) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission under the Securities Act of 1933, as amended (the “Securities Act”).

(b) Seller has received all documents, materials and information which Seller deems necessary or appropriate for evaluating an investment in the Company or which have been requested by Seller and has had a reasonable opportunity to ask questions of the Company and its representatives regarding the Company and the terms and conditions of the Transactions, and the Company has answered all such inquiries that Seller or Seller’s representatives have put to it. Seller has had access to all additional information necessary to verify the accuracy of the information set forth in any materials furnished by the Company to Seller, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(c) Seller has such knowledge and experience in finance, securities, investments and other business matters so as to be able to evaluate the merits and risks of the Transactions and protect the interests of Seller in connection with the Transactions.

(d) Seller understands that an investment in the Company Common Stock is a highly speculative venture involving a high degree of financial risk and Seller is familiar with the various risks of an investment in the Company as proposed herein, and can afford to bear such risks, including the risks of losing Seller’s entire investment.

(e) Seller acknowledges that no public market for the Company Common Stock presently exists and none may develop in the future and that Seller may find it difficult or impossible to liquidate Seller’s investment in the Company Common Stock at a time when it may be desirable to do so, or at any other time.

(f) Seller has been advised by the Company that none of the Tranche Shares have been registered under the Securities Act; that the Tranche Shares will be issued on the basis of the statutory exemption provided by Section 4(1) of the Securities Act and under available exemptions from state securities laws; that the Transactions have not been reviewed by, passed on or submitted to any federal or state agency or self regulatory organization where an exemption or preemption is being relied upon; and that Buyer’s reliance thereon is based in part upon the representations made by Seller in this Agreement.

(g) Seller acknowledges that he has been informed by Buyer of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Tranche Shares. In particular, Seller agrees that no sale, assignment or transfer of any of the Tranche Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Tranche Shares is registered under the Securities Act, it being understood that none of the Tranche Shares are currently registered for sale and that the Company has no obligation or intention to so register the Tranche Shares (except pursuant to the Registration Rights Agreement (as defined in the Termination Agreement)), or (ii) such Tranche Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144 under the Securities Act (“Rule 144”), it being understood that Rule 144 would not be available at the present time for the sale of the Tranche Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. Seller further understands that, in connection with any sale, assignment or transfer of any of the Tranche Shares or a sale of any of the Tranche Shares pursuant to registration under the Securities Act, Seller shall be required to deliver to the Company (A) an opinion, satisfactory to the Company, of legal counsel acceptable to the Company regarding the availability of exemptions from registration under federal or applicable state securities laws, and (B) such other documents as may be reasonably required by the Company. Each certificate or instrument representing any of the Tranche Shares shall bear a legend substantially to the foregoing effect.

(h) Seller will acquire the Tranche Shares for Seller’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, except pursuant to transactions registered under, or exempt from the registration requirements of, federal and applicable state securities laws, and has no present intention of, or any existing agreements or arrangements with respect to, distributing or selling to others any of the Tranche Shares or granting any participation therein.

(i) The Tranche Shares were not offered to Seller by any means of general solicitation or general advertising.

ARTICLE III

Representations, Warranties and Covenants of Buyer

Buyer does hereby make the following representations and warranties, as of the date hereof, as of the Effective Date and as of the Sale Closing Date:

Section 3.1 Existence and Power.

(a) Buyer has the power and capacity to execute and deliver this Agreement, the Escrow Agreement and each of the other Transaction Documents to which he is a party, to perform his obligations hereunder and thereunder, and to consummate the Transactions.

(b) The execution by Buyer of this Agreement and each of the other Transaction Documents to which he is a party and the consummation by Buyer of the Transactions (i) do not require the consent, approval, authorization, order, registration or qualification of, or filing with, any governmental or self-regulatory authority or court, or body or arbitrator having jurisdiction over Buyer; and (ii) do not and will not (A) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Buyer is a party, or (B) result in a violation of any Requirement of Law applicable to Buyer, except in all of the above, where the failure to make such filings or obtain such consents, approvals, authorizations, orders, resignations or qualifications would not, and where such defaults, terminations, amendments, accelerations, cancellations, or violations would not, individually or in the aggregate, reasonably be expected to have a material adverse effect (X) on the transactions contemplated by this Agreement or the other Transaction Documents or (Y) on the authority or ability of Buyer to enter into and perform his obligations under this Agreement and the other Transaction Documents.

Section 3.2 Valid and Enforceable Agreement; Authorization. This Agreement has been duly executed and delivered by Buyer and constitutes a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be subject to (a) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity. As of the Sale Closing Date, each of the other Transaction Documents to which Buyer is a party will have been duly executed and delivered by Buyer and will constitute a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms, except as such enforcement may be subject to (x) bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (y) general principles of equity.

Section 3.3 Title to Exchanged Shares. Buyer shall transfer good and valid title to any Tranche Shares delivered to Seller pursuant to Section 1.3(c), (d) or (e), free and clear of all Encumbrances (other than any Encumbrance created by Seller).

Section 3.4 Legal Proceedings. There is no suit, action, proceeding (including any compliance, enforcement or disciplinary proceeding), arbitration, formal or informal inquiry,

audit, inspection, investigation or formal order of investigation of complaint, to which Buyer is a party pending or, to the knowledge of Buyer, threatened or contemplated, before any court, administrative or regulatory body, governmental authority, arbitrator, mediator or similar body that challenges the validity or propriety of any of the Transactions.

Section 3.5 Securities Laws.

(a) Buyer is an “Accredited Investor” as defined in Rule 501(a) of Regulation D.

(b) Buyer has received all documents, materials and information which Buyer deems necessary or appropriate for evaluating an investment in the Company or which have been requested by Buyer and has had a reasonable opportunity to ask questions of the Company and its representatives regarding the Company and the terms and conditions of the Transactions, and the Company has answered all such inquiries that Buyer or Buyer’s representatives have put to it. Buyer has had access to all additional information necessary to verify the accuracy of the information set forth in any materials furnished by the Company to Buyer, and has taken all the steps necessary to evaluate the merits and risks of an investment as proposed hereunder.

(c) Buyer has such knowledge and experience in finance, securities, investments and other business matters so as to be able to evaluate the merits and risks of the Transactions and protect the interests of Buyer in connection with the Transactions.

(d) Buyer understands that an investment in the Company Common Stock is a highly speculative venture involving a high degree of financial risk and Buyer is familiar with the various risks of an investment in the Company as proposed herein, and can afford to bear such risks, including the risks of losing Buyer’s entire investment.

(e) Buyer acknowledges that no public market for the Company Common Stock presently exists and none may develop in the future and that Buyer may find it difficult or impossible to liquidate Buyer’s investment in the Company Common Stock at a time when it may be desirable to do so, or at any other time.

(f) Buyer has been advised by the Company that none of the Seller Shares have been registered under the Securities Act; that the Seller Shares will be issued on the basis of the statutory exemption provided by Section 4(1) of the Securities Act and under available exemptions from state securities laws; that the Transactions have not been reviewed by, passed on or submitted to any federal or state agency or self regulatory organization where an exemption or preemption is being relied upon; and that Seller’s reliance thereon is based in part upon the representations made by Buyer in this Agreement.

(g) Buyer acknowledges that he has been informed by Seller of, or is otherwise familiar with, the nature of the limitations imposed by the Securities Act and the rules and regulations thereunder on the transfer of the Seller Shares. In particular, Buyer agrees that no sale, assignment or transfer of any of the Seller Shares shall be valid or effective, and the Company shall not be required to give any effect to such a sale, assignment or transfer, unless (i) the sale, assignment or transfer of such Seller Shares is registered under the Securities Act, it being understood that none of the Seller Shares are currently registered for sale and that the

Company has no obligation or intention to so register the Seller Shares (except pursuant to the Registration Rights Agreement), or (ii) such Seller Shares are sold, assigned or transferred in accordance with all the requirements and limitations of Rule 144, it being understood that Rule 144 would not be available at the present time for the sale of the Seller Shares, or (iii) such sale, assignment or transfer is otherwise exempt from registration under the Securities Act. Buyer further understands that, in connection with any sale, assignment or transfer of any of the Seller Shares or a sale of any of the Seller Shares pursuant to registration under the Securities Act, Buyer shall be required to deliver to the Company (A) an opinion, satisfactory to the Company, of legal counsel acceptable to the Company regarding the availability of exemptions from registration under federal or applicable state securities laws, and (B) such other documents as may be reasonably required by the Company. Each certificate or instrument representing any of the Securities shall bear a legend substantially to the foregoing effect.

(h) Buyer will acquire the Seller Shares for Buyer’s own account for investment and not with a view to the sale or distribution thereof or the granting of any participation therein, except pursuant to transactions registered under, or exempt from the registration requirements of, federal and applicable state securities laws, and has no present intention of, or any existing agreements or arrangements with respect to, distributing or selling to others any of the Seller Shares or granting any participation therein (other than as provided in this Agreement).

(i) The Seller Shares were not offered to Buyer by any means of general solicitation or general advertising.

ARTICLE IV

Miscellaneous Provisions

Section 4.1 Notice. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications for each of Seller and Buyer shall be as set forth on Schedule I hereof.

Section 4.2 Entire Agreement. This Agreement, the Escrow Agreement and the other documents and agreements executed in connection with the Transactions embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including any term sheets, emails or draft documents.

Section 4.3 Assignment; Binding Agreement. No party hereto shall assign any or all of its respective rights or obligations under this Agreement without the written consent of the other party hereto. This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon the parties hereto and their successors and permitted assigns.

Section 4.4 Counterparts. This Agreement may be executed in multiple counterparts, and on separate counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or other electronic transmission shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5 Specific Performance. The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to specific performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity.

Section 4.6 Governing Law; Jurisdiction; Jury Trial. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the State of Illinois for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Section 4.7 No Third Party Beneficiaries or Other Rights. Nothing herein shall grant to or create in any Person not a party hereto, or any such Person’s dependents or heirs, any right to any benefits hereunder, and no such party shall be entitled to sue any party to this Agreement with respect thereto.

Section 4.8 Waiver; Consent. This Agreement may not be changed, amended, terminated, augmented, rescinded or discharged (other than in accordance with its terms), in whole or in part, except by a writing executed by each of the parties hereto. No waiver of any of the provisions or conditions of this Agreement or any of the rights of a party hereto shall be effective or binding unless such waiver shall be in writing and signed by the party hereto claimed to have given such waiver or consented thereto. Except to the extent otherwise agreed in writing, no waiver of any term, condition or other provision of this Agreement, or any breach thereof shall be deemed to be a waiver of any other term, condition or provision or any breach thereof, or any subsequent breach of the same term, condition or provision, nor shall any forbearance to seek a remedy for any noncompliance or breach be deemed to be a waiver of a party’s rights and remedies with respect to such noncompliance or breach.

Section 4.9 Construction; Interpretation; Certain Terms. Section, schedule, exhibit, recital and party references are to this Agreement unless otherwise stated. The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular section or provision of this Agreement, and reference to a particular section of this Agreement shall include all subsections thereof. The term “including” as used in this Agreement shall mean including, without limitation, and shall not be deemed to indicate an exhaustive enumeration of the items at issue. All terms and words used in this Agreement, regardless of the number or gender in which they are used, shall be deemed to include any other number and any other gender as the context may require. No party hereto, nor its counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement.

Section 4.10 Definitions. For purposes of this Warrant, the following terms shall have the following meanings:

(a) “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in the city of Chicago, Illinois are authorized or required by law to remain closed.

(b) “Commencement Date” means the date that is the later of the Reverse Split Effective Date and the date that is six months after the Sale Closing Date.

(c) “Common Stock Market Value” on any Trading Day means, on such Trading Day, the last reported sale price of the Company Common Stock on the Principal Market on such Trading Day, or if no such sale is made on such day, the mean of the closing bid and asked prices on such Trading Day on the Principal Market.

(d) “Encumbrance” means any mortgage, lien, pledge, charge, security interest, title retention agreement, option, equity or other adverse claim.

(e) “Expiration Date” means the fifth anniversary of the Effective Date.

(f) “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization or a government or any department or agency thereof or any other legal entity.

(g) “Principal Market” means the OTC Bulletin Board (or successor thereto); provided, however, that, if after the Commencement Date the Common Stock is listed on a U.S. national securities exchange, the “Principal Market” shall mean such U.S. national securities exchange; provided, further, that if the Common Stock is not listed on the OTC Bulletin Board (or successor thereto) or a U.S. national securities exchange, “Principal Market” shall mean the principal securities exchange or trading market for the Common Stock.

(h) “Reverse Split Effective Date” means the date on which the Reverse Split (as defined in the Merger Agreement) becomes effective.

(i) “Trading Day” means any day on which the Company Common Stock is traded on the Principal Market; provided that “Trading Day” shall not include any day on which the Company Common Stock is scheduled to trade, or actually trades, on the Principal Market for less than 4.5 hours.

Section 4.11 No Broker. Each party hereto represents and warrants that it has not engaged any third party as broker or finder or incurred or become obligated to pay any broker’s commission or finder’s fee in connection with the Transactions other than such fees and expenses for which it shall be solely responsible.

Section 4.12 Further Assurances. Each of Seller and Buyer hereby agrees to execute and deliver, or cause to be executed and delivered, such other documents, instruments and agreements, and take such other actions, as either party may reasonably request in connection with the Transactions.

Section 4.13 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning or interpretation hereof.

Section 4.14 Termination. This Agreement shall terminate automatically upon the termination of the Merger Agreement or the Termination Agreement and shall be terminable by any party hereto after May 31, 2011, but prior to the Sale Closing, if the Merger has not been consummated on or prior to such date, except that the right to terminate under this Section 4.14 will not be available to any party hereto whose breach of any of the provisions of, or failure to fulfill any of its obligations under, this Agreement or any other agreement or instrument to which such party is a party has been a principal cause of, or resulted in, the failure to consummate the Merger by such date.

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IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

SELLER:

By:	/s/ Thomas J. Somodi
Thomas J. Somodi

BUYER:

By:	/s/ Gary S. Winemaster
Gary S. Winemaster

[Signature Page to Purchase and Sale Agreement]

Schedule I

Notice Information

Seller:

Thomas J. Somodi

c/o The W Group

655 Wheat Lane

Wood Dale, IL 60191

Fax: (650) 350-0103

with a copy to:

Freeborn & Peters LLP

311 South Wacker Drive

Suite 3000

Chicago, IL 60606

Attn: Todd R. Southwell, Esq.

Fax: 312-360-6994

Buyer:

Gary S. Winemaster

c/o The W Group

655 Wheat Lane

Wood Dale, IL 60191

Fax: (650) 350-0103

with a copy to:

Katten Muchin Rosenman LLP

525 W. Monroe Street

Chicago, IL 60661-3693

Attn: Mark D. Wood, Esq.

Fax: (312) 577-885